Exhibit 32

                           INVESTMENT ASSOCIATES, INC.
                              A Nevada Corporation

                             CERTIFICATE PURSUANT TO
                             18 U.S.C. SECTION 1350
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Investment Associates, Inc. (the "Company") on Form 10-QSB for the quarter ended December 31, 2004 as filed with the Securities and Exchange Commission (the "Report"), we, Steve Khan, President, Chief Executive Officer and Chief Financial Officer, and Robert Hemmerling, Chief Financial Officer, certify, pursuant to 18 U.S.C. ss.ss. 1350, as adopted pursuant to ss.ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Dated February 11, 2005                    /s/ Steve Khan
                                           -------------------------------------
                                           Steve Khan,
                                           President and Chief Executive Officer


                                           /s/ Robert Hemmerling
                                           -------------------------------------
                                           Robert Hemmerling,
                                           Chief Financial Officer